UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2011

CBEYOND, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51588	59-3636526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Interstate North Parkway, Suite 300

Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 424-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On February 22, 2011, Cbeyond, Inc. entered into a Fourth Amendment to Credit Agreement (“Fourth Amendment”) among Cbeyond, Inc., Cbeyond Communications, LLC, Aretta Communications, Inc., and Bank of America, N.A. as Administrative Agent and Lender, which amended the Credit Agreement dated as of February 8, 2006 (as amended from time to time, the “Credit Agreement”) among Cbeyond, Inc., Cbeyond Communications, LLC, the other loan parties signatory thereto, the lenders party thereto and Bank of America, N.A. as Administrative Agent and Lender. The Fourth Amendment increases the revolving line of credit available under the Credit Agreement from $40.0 million to $75.0 million and extends the maturity date of the Credit Agreement to February 22, 2016. The Fourth Amendment also makes certain modifications to the interest and fees under the Credit Agreement, including the applicable borrowing rates and the commitment fee, and modifies certain financial and other covenants contained in the Credit Agreement, including raising the limit on permitted acquisitions.

This summary of the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fourth Amendment, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On February 25, 2011, the Company issued a press release announcing its entry into the Fourth Amendment (as discussed in Item 1.01 hereof). The press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

The information furnished under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Fourth Amendment to Credit Agreement and First Amendment to Security Agreement, dated February 22, 2011, among Cbeyond, Inc., Cbeyond Communications, LLC, Aretta Communications, Inc., and Bank of America, N.A. as Administrative Agent and Lender.

Exhibit 99.1	Press Release dated February 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011
CBEYOND, INC.

	By:	/s/ J. Robert Fugate
J. Robert Fugate Executive Vice President and Chief Financial Officer